                                                                   Exhibit 10.41








                          Assignment and Assumption -
                                Ground Sublease

Recording requested by, and
when recorded, return to:


Maxwell Technologies Systems Division, Inc.
9275 Sky Park Court
San Diego, CA 92123
Attention: Donald M. Roberts


                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                               (Ground Sublease)

               This Assignment and Assumption Agreement (the "Agreement") is made and entered into this 15th day of April, 1998, by and between PRIMEX PHYSICS INTERNATIONAL COMPANY, a California corporation (formerly known as Physics International Company), hereinafter referred to as "Assignor," and MAXWELL TECHNOLOGIES SYSTEMS DIVISION, INC., a California corporation, hereinafter referred to as "Assignee," with reference to the following recitals of fact:


                                    RECITALS

               WHEREAS, THE CONNECTICUT NATIONAL BANK, NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF DECEMBER 29, 1986, AMONG THE TRUSTEE AND MERCED ASSOCIATES, A MARYLAND GENERAL PARTNERSHIP, collectively are the Lessee (the "Lessee"), and D. HEBDEN PORTEUS, DAVID M. HAIG, FRED C. WEYLAND AND PAUL MULLIN GANLEY, TRUSTEES UNDER THE WILL AND OF THE ESTATE OF SAMUEL MILLS DAMON, DECEASED, collectively are the Lessor (the "Lessor"), under that certain Ground Lease dated December 29, 1986 (the "Ground Lease"), as the same may have been amended, for the that certain real property located in San Leandro, California (the "Premises"), and more particularly described in Exhibit A hereto; and

               WHEREAS, Lessee subleased the Premises to Assignor, under that certain Ground Sublease dated December 29, 1986 (the "Ground Sublease"), as the same may have been amended; and

               WHEREAS, Lessee leased the improvements situated on the Premises (the "Building") to Assigner, under that certain Facility Lease dated December 29, 1986 (the "Facility Lease"), as the same may have been amended; and

     WHEREAS, Assignee has entered into an agreement to acquire simultaneously from Assignor the entirety of its interests in both the Ground Sublease and the Facility Lease; and

     WHEREAS, Assignee has entered into that certain Sublease Agreement dated April 15, 1998 ("Sublease") with Assignor, by which it has agreed to sublease a portion of the Premises to Assignor and to construct tenant improvements thereon; and

     WHEREAS, effective as of the date on which Assignee acquires the Ground Sublease from Assignor (the "Transfer Date"), Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, all of the rights and obligations of Assignor under the Ground Sublease; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENT
                                   ---------

     1. Assignment. Effective as of the Transfer Date, except as provided herein, Assignor hereby sells, assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in and to the Ground Sublease, including, without limitation, any extension and renewal options.

     2. Assumption. Effective as of the Transfer Date, except as provided herein, Assignee hereby assumes and agrees to perform all of the obligations of Assignor under the Ground Sublease.

     3. Notices of Default. Assignee agrees to promptly deliver to Assignor a copy of any notice of default given by Lessee, under the Ground Sublease.

     4. Assignor Estoppel. Assignor is the holder of lessor's interests under the Ground Sublease. Assignor confirms that the documents described above constitute the entire Ground Sublease for the Premises, including any and all amendments and modifications, and that the Ground Sublease is in full force and effect and is the valid legal and binding obligation of Assignor. To the actual knowledge of Assignor, no defaults or potential defaults exist with respect to the Ground Sublease.

     5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the day and year first above written.

                                ASSIGNOR:

                                PRIMEX PHYSICS INTERNATIONAL
                                COMPANY, a California corporation


                                By: /s/ S. C. CURLEY
                                   -------------------------------------
                                   Name: S. C. Curley
                                   Its: Treasurer


                                By:
                                   -------------------------------------
                                   Name:
                                   Its:

                                ASSIGNEE:

                                MAXWELL TECHNOLOGIES SYSTEMS
                                DIVISION, INC., a California corporation


                                By: /s/ WALTER R. ROBERTSON
                                   -------------------------------------
                                   Name: Walter R. Robertson
                                   Its: President


                                By:
                                   -------------------------------------
                                   Name:
                                   Its:

                                   EXHIBIT A

                               LEGAL DESCRIPTION

Those parcels of land, not including any buildings or improvements, in the City of San Leandro, County of Alameda, State of California, described as follows:

PARCEL 1:

Beginning at a point on the northwestern line of the 66.29 acre tract of land fifthly described in the Decree of Distribution in the Matter of the Estate of Georges LeRoy, deceased, in the Superior Court, Contra Costa County, Probate
No. 11478, certified copy of which decree was recorded November 22, 1948, in Book 5660 OR, page 403 (AC/88342), distant thereon north 62 degrees 30' east
631.30 feet from the northeastern line of Merced Street; thence along said line of said 66.92 acre tract, north 62 degrees 30' east 315.65 feet; thence south
27 degrees 30' east 690 feet to the direct extension northeasterly of the northwestern line of the land described as Parcel III in the deed from Oakland Title Insurance Company to Southern Pacific Company, recorded March 23, 1954, in Book 7278 OR, page 297, (AJ/23953); thence along said direct extension south 62 degrees 30' west 315.65 feet to the most northern corner of said Parcel III in the last mentioned deed; and thence north 27 degrees 30' west 690 feet to the point of beginning.

PARCEL 2:

Portion of the 66.92 acre tract of land fifthly described in the Decree of Distribution in the Matter of the Estate of Georges LeRoy, deceased, in the Superior Court of Contra Costa County, Probate No. 11478, a certified copy of which decree was recorded November 22, 1948, in Book 5660 OR, page 403 (AC/88342), described as follows:

Beginning at the intersection of the northeastern line of Merced Street, 60 feet wide, with the northwestern line of said 66.92 acre tract, thence along the northwestern line of said 66.92 acre tract north 62 degrees 30' east
631.30 feet; thence south 27 degrees 30' east 690 feet; thence south 62 degrees 30' west 631.30 feet to said line of Merced Street; thence along the last named line north 27 degrees 30' west 690 feet to the point of beginning.

Excepting therefrom that portion quitclaimed to the City of San Leandro by instrument recorded October 10, 1957, Book 8490 OR, page 595, (AM/100857).

STATE OF CALIFORNIA )
                    ) SS.
COUNTY OF SAN DIEGO )

     On this 15th day of April 1998, before me a Notary Public in and for said County and State, personally appeared Stephen C. Currley who being duly sworn, deposes and says that he is Vice President & Treasurer of PRIMEX
TECHNOLOGIES, INC. the corporation described in the above ASSIGNMENT and that he executed the above ASSIGNMENT as a free act on behalf of PRIMEX TECHNOLOGIES, INC.

                                         /s/ MYRNA R. JARO
                                        ---------------------------------------
                                        Notary Public

SEAL: [LOGO]
      MYRNA R. JARO
      Comm. # 1141819
      NOTARY PUBLIC-CALIFORNIA
      San Diego County
      My Comm. Expires June 19, 2001

STATE OF CALIFORNIA )
                    ) SS.
COUNTY OF SAN DIEGO )

     On this 15th day of April 1998, before me a Notary Public in and for said County and State, personally appeared Walter P. Robertson who being duly sworn, deposes and says that he is President of MAXWELL TECHNOLOGIES SYSTEM DIVISION, INC. the corporation described in the above ASSIGNMENT and that he executed the above ASSIGNMENT as a free act on behalf of MAXWELL TECHNOLOGIES SYSTEM DIVISION, INC.

                                         /s/ MYRNA R. JARO
                                        ---------------------------------------
                                        Notary Public

SEAL: [LOGO]
      MYRNA R. JARO
      Comm. # 1141819
      NOTARY PUBLIC-CALIFORNIA
      San Diego County
      My Comm. Expires June 19, 2001

GROUND LEASE                                                       /s/ P. HARTON




      THIS INDENTURE, made this 29th day of December, 1986, by and between D. HEBDEN PORTEUS, DAVID M. HAIG, FRED C. WEYAND and PAUL MULLIN GANLEY, Trustees under the Will and of the Estate of Samuel Mills Damon, deceased, hereinafter called Lessors, and THE CONNECTICUT NATIONAL BANK, not individually but solely as Trustee under that certain Trust Agreement dated as of December 29, 1986, among the Trustee and MERCED ASSOCIATES, a Maryland general partnership hereinafter called "Lessee",

                                   WITNESSETH

      That the Lessors, in consideration of the rent hereinafter reserved and of the covenants herein contained and on the part of the Lessee to be observed and performed, hereby demise and lease unto said Lessee, and the Lessee hereby accepts and rents:

      All of the property described in Schedule "All and attached hereto.

      TO HAVE AND TO HOLD the same, together with rights, easements, privileges and appurtenances thereunto belonging or appertaining, unto the said Lessee for the term beginning on the 31st day of December, 1986, and ending on the 31st day of the December, 2036 notwithstanding the earlier termination of the trust created under the Will of Samuel M. Damon, deceased, Lessee yielding and paying therefor unto the Lessors quarterly in four (4) equal payments in advance on the 1st day of January, April, July and October in each and every year during said term, (plus the additional payments for any partial calendar quarter in which the term begins, as hereinafter provided) without any deduction, all accrued payments to be made on execution hereof, net rent as follows:

      1. For any partial calendar quarter at the beginning of the term, at the rate of $23,000 per month, paid prorated for any partial month on the basis of a 30 day month. Payment for any partial calendar quarter at the beginning of the term shall be made in advance upon delivery of the Indenture.

      2. $69,000 for each full calendar quarter in 1987.

      3. $75,166.67 on the first day of January, 1988, comprising rent for the first calendar quarter of 1988.

      4. $87,500 on the first day of April 1988 and on the first day of each thereafter succeeding calendar quarter to and including the 10th anniversary of the last day of the month in which the term of the lease begins.

      5. Reasonable rent for the second 10 years of the term of the Lease, and for each thereafter succeeding 10 year period of the term of the lease will be determined by agreement of Lessors and Lessee; or, failing agreement, by appraisal as provided in Paragraph (B) hereof.

      AND THE LESSORS hereby covenant with the Lessee that upon payment by the Lessee of the rent as aforesaid and upon observance and performance of the covenants by the Lessee hereinafter contained, the Lessee shall peaceably hold and enjoy said premises for the term hereby demised without hindrance or interruption by the Lessors or any other person or person lawfully or equitably claiming by, through or under them except as herein expressly provided;

      AND LESSEE hereby covenants with the Lessors as follows:

      1. Payment of Rent. Lessee will pay said rent in lawful currency of the United States at the office of the Lessors, or such other place in Honolulu, Hawaii as shall be designated in writing by the Lessors, at the times and in the manner aforesaid, without any deduction and without any notice or demand.

      2. Taxes and Other Charges. Lessee will pay to Lessors as additional rent before the same become delinquent all real property taxes and assessments and will pay directly all impositions, conveyance taxes, duties, water rates, charges and other outgoings of every description to which said premises or any part thereof or improvement thereon, or the Lessors or Lessee in respect thereof, are now or may during said term be assessed or become liable, whether assessed to or payable by the Lessors or Lessee including all assessments or other charges for any permanent benefit or improvement of any of the premises hereby demised or any part thereof made under any betterment law or otherwise, or any assessment or charges for sewage or street or sidewalk improvement, or municipal or other charges for any utilities or other services or any connections or meters therefor which may be legally imposed upon said premises or any part thereof or to which said premises or any part thereof, or the Lessors or Lessee in respect thereof, are now or may during said term become liable, and with each payment of rent, real property taxes and other charges hereunder payable by the Lessee, whether the same be actual or constructive receipts of the Lessors, the amount of all Hawaii general excise or other similar taxes payable by the Lessors on account of such receipt, and also on demand, interest at the rate of one (1) percent per month or higher as may then be permitted by law on all delinquent rent, taxes and other charges hereunder payable by Lessee from the respective due dates thereof until fully paid; provided, however, that with respect to any assessment made under any betterment or improvement law which may be payable in installments, the Lessee shall be required to pay only such installments of principal together with the interest on unpaid balances hereof as shall become due and payable during said term, and that real property taxes and assessments shall be prorated between the Lessors and

Lessee as of the dates of commencement and expiration respectively of said term.

      3. Improvements Required by Law. Lessee will at its own expense during the whole of said term make, build, maintain and repair all fences, sewers, drains, roads, curbs, sidewalks, and parking areas which may be required by law to be made, built, maintained and repaired upon or adjoining and in connection with or for the use of said premises or any part thereof, and whether same were erected by the Lessors or in existence at the inception of this lease; and in case any such improvements required by law shall be made, built, maintained or repaired by the Lessors, the Lessee shall forthwith reimburse the Lessors for the cost thereof.

      4. Repair and Maintenance. Lessee will at its own expense, from time to time and at all times during said term, well and substantially repair, maintain, amend and keep all buildings, drainage ditches, culverts, tunnels and other improvements now or hereafter built on the land hereby demised with all necessary reparations and amendments whatsoever in good order and condition.

      5. Inspection. Lessee will permit the Lessors and their agents, at all reasonable times during said term, to enter said premises and examine the state of repair and condition thereof, and will repair and make good all defects of which notice shall be given by the Lessors within thirty (30) days after giving of such notice or such further time as may be reasonably necessary to complete the same in the exercise of due diligence.

      6. Laws and ordinances. Lessee will, during the whole of said term, keep said premises in a strictly clean and sanitary condition and observe and perform all laws, ordinances, rules and regulations for the time being applicable to said premises or any buildings and improvements now or hereafter erected thereon or the use thereof; and will indemnify the Lessors and the Estate and effects of Samuel M. Damon, deceased, against all actions, suits, damages and claims by whomsoever brought or made by reason of the nonobservance or nonperformance of said laws, ordinances, rules and regulations or of this covenant.

      7. Construction and Bond. Lessee will not construct or make on the demised land by building or other structure, or any additions, alterations or remodeling at a cost exceeding $5,000 to such building or structure, except in accordance with plans and specifications therefor first approved in writing by the Lessors; when such approval is requested by the Lessee, the review of building plans and specifications by the Lessors will be at the expense of the Lessee; and if so required by the Lessors in their discretion, Lessee will before commencement of any such construction deposit with the Lessors a bond in the penal sum of at least the cost of such construction, in form and with surety satisfactory to the Lessors, guaranteeing the completion thereof free from any mechanics' or materialmen's liens.

      8. Industrial or Mercantile Use. Lessee will use or allow to be used the premises hereby demised solely for industrial or mercantile purposes; and will at no time during said term permit the same to be occupied as a dwelling place without the consent of Lessors in writing. Lessee will not, without the written consent of the Lessors, use said premises or any part thereof for the storage of or dealing in junk, scrap, salvaged or other offensive materials of which the Lessors shall be the sole judge; and will not make or suffer any strip or waste or unlawful, improper or offensive use of said premises, nor overload the floors or walls of any building thereof, nor use said premises for any purpose or in any manner which will invalidate the insurance herein required on such buildings; and will not, without the written consent of the Lessors, take or remove therefrom any soil or limestone; and will not, without such consent, dig, drill, or cause to be dug or drilled any well, whether artesian or surface, or use or permit to be used any well on said premises; and will not, without such consent, use said premises or any part thereof or permit the same to be used for the manufacture or sale of any alcoholic liquor or the raising of pigs, fowl or livestock; and will not, without such consent, assign or mortgage this lease except as herein provided or sublease or subdivide said premises or any part thereof; and will not place or construct any billboard or sign on said premises without first receiving the written approval of the Lessors as to size, wording, style and location.

      9. Boundary Setback. Lessee will not at any time during said term erect, place or maintain on said premises any fence, wall or other improvement within twenty (20) feet of the front or street boundaries other than a boundary fence or wall not more than six (6) feet high.

      10. Insurance. Lessee will at all times during said term keep all buildings now or hereafter erected on said premises insured against loss or damage by fire with extended coverage, and during war time against war damage to the extent the same is reasonably obtainable, in the joint names of the Lessors and the Lessee in any insurance company authorized to do business in Hawaii in an amount equal to the maximum insurable value thereof, payable to the Lessors in case of loss or damage, and will pay all premiums thereon at the time and place the same are payable, and will from time to time forthwith after receiving the same deposit with the Lessors such policies of insurance or current certificates thereof and the receipt for every premium so paid; and all compensation, indemnity or other moneys paid on account of any loss or damage, other than rental value insurance, shall with all convenient speed be laid out by the Lessee in rebuilding, repairing or otherwise reinstating the same buildings in a good and substantial manner according to the plan and elevation of the building so destroyed or damaged, or according to such modified plan as shall be previously approved by the Lessors and the Lessee in writing, and in the event such proceeds are inadequate, the Lessee shall make up such deficiency from its own funds; provided, however, that if the main building on said premises shall be destroyed at any time during the last ten (10) years of the term hereof, the Lessee may at its option within sixty (60) days after such casualty either (a) surrender this lease, forfeiting all interest in the proceeds of insurance and in any remaining improvement, or (b) pay to the Lessors a sum of money equal to the then present worth of the quarterly installments of rent payable during the remainder of said term, calculated at compound discount at the rate of five percent (5%) per annum, and at its own expense remove from said premises the remains of said damaged building if so required by the Lessors, and thereupon all proceeds of such insurance shall be payable to and be the sole property of the Lessee, and this lease shall terminate. Lessee will procure at its own expense and keep in force during the entire period of this lease a policy of comprehensive general liability insurance with respect to said premises and appurtenant sidewalks in any insurance company authorized to do business in Hawaii, naming the Lessors as additional assureds, with minimum limits of not less than $300,000 for injury to one person and not less than $1,000,000 for injury to more than one person in any one accident or occurrence and insurance in the sum of not less than $100,000 against claims for property damage, or such higher limits as the Lessors may from time to time reasonably establish as prudent for their protection in the circumstances then existing, and will from time to time forthwith upon receiving the same deposit with the Lessors such policies of insurance or current certificates thereof.

      11. Lessor's Expenses. Lessee will pay to the Lessors on demand all costs and expenses including reasonable attorneys' fees incurred by the Lessors in enforcing any of the covenants herein contained, in remedying any breach by the Lessee thereof, in recovering possession of said premises, in collecting any delinquent rent, taxes or other charges hereunder payable by the Lessee, or in connection with any litigation commenced by or against the Lessee (other than condemnation proceedings) to which the Lessors without any fault on their part shall be made parties.

      12. Indemnity. Lessee will indemnify and hold the Lessors harmless from and against all claims and demands for loss or damage, including property damage, personal injury and wrongful death, arising out of or in connection with the use or occupancy of said premises by the Lessee or any other person claiming by, through or under the Lessee, or any accident or fire on said premises or any adjacent sidewalk or any nuisance made or suffered thereon, or any failure by the Lessee to keep said premises or sidewalk in a safe condition, and will reimburse the Lessors for all their costs and expenses including reasonable attorneys' fees incurred in connection with the defense of any such claims, and will hold all goods, materials, furniture, fixtures, equipment, machinery and other property on said premises at the sole risk of the Lessee and hold the Lessors harmless from liability for loss or damage thereto by any cause whatsoever, and will indemnify and hold the Lessors harmless from and against all loss, costs and expenses, including reasonable attorneys' fees with respect to any attachment, judgment, lien, charge or encumbrance whatsoever against said premises made or suffered by the Lessee.

      13. Surrender. At the end of said term or other sooner determination of this lease, the Lessee will peaceably deliver up to the Lessors possession of the premises hereby demised; provided, however, that if the Lessee shall have observed and performed all covenants and conditions herein contained and on its part to be observed and performed, the Lessee shall have the privilege of removing any building or buildings which shall have been placed on the demised premises at its own expense or of selling such to a new in-coming tenant, but if the Lessee shall remove such building the Lessee shall clear the premises of all rubbish and debris and restore the surface to a condition satisfactory to the Lessors, all at Lessee's own expense.

      AND IT IS HEREBY MUTUALLY AGREED by and between the parties as follows:

      (A) Condemnation. If at any time or times during said term any authority having the power of eminent domain shall take or condemn said premises or any part thereof for public use, then and in every such case the estate and interest of the Lessee in said premises or such part so taken or condemned shall thereupon cease and determine, and the Lessee shall not by reason of such condemnation be entitled to claim or receive any portion of the compensation or damages payable or to be paid by reason of such condemnation, but the entire amount thereof shall be the sole property of the Lessors, provided however, that out of the proceeds of such condemnation the Lessors shall pay to the Lessee the amount of all compensation and damages awarded for or on account of any buildings placed on said premises at its own cost as specifically determined in the condemnation proceedings, but deducting therefrom a reasonable portion of the expense incurred by the Lessors in connection with such proceedings. In case only part of said premises shall be so taken or condemned, the rent herein reserved shall be reduced in the proportion that the area of the land taken or condemned bears to the total area of land demised, and all compensation and damages paid for or on account of any improvements placed on said premises by Lessee at is own cost as specifically determined in the condemnation proceedings shall be used promptly by the Lessee as may be necessary to restore or replace such improvements on the remaining premises according to plans first approved in writing by the parties; provided, further, that if more than one fourth of the demised land shall be so taken or condemned thereby rendering the remaining premises unsuitable for the Lessee's business purposes, the Lessee may within 90 days thereafter surrender to the Lessors this lease, subject to the Lessee's prior removal at its own expense of all buildings on the remaining demised land if so required by the Lessors and its restoration of said remaining land to good condition and even grade, and the Lessee shall thereby be relieved of all further obligations hereunder.

      (B) Appraisal. In case the parties hereto shall fail to agree on the net annual rent hereunder payable for any rental period of said term as herein provided at least 90 days before the commencement of such period, said rent shall be such fair and reasonable annual rent for the demised land (exclusive of buildings) as shall be determined by three impartial real estate appraisers, one to be appointed by each of the parties hereto, and the Lessors and Lessee shall each promptly name one such appraiser and give written notice thereof to the other party, and in case either party shall fail so to do within ten (10) days after appointment of the first appraiser, the appraiser already appointed shall name a second appraiser, and the two appraisers thus appointed in either manner shall appoint a third appraiser, and in case of their failure so to do within ten (10) days after appointment of the second appraiser, either party may have such third appraiser (who shall in this case be a member of the Honolulu Chapter of the American Institute of Real Estate Appraisers or other similar organization) appointed by any person then sitting as Judge of the Circuit Court of the First Circuit of the State of Hawaii, and the three appraisers so appointed shall thereupon proceed to determine the matter in question, and the decision of said appraisers or a majority of them shall be final, conclusive and binding upon both parties. The cost of such appraisal other than attorneys' fees shall be shared equally by the parties hereto. Until determination of such rent by agreement or appraisal as herein provided, quarterly installments at the same rate payable for the preceding year shall be paid on account thereof.

      (C) Forfeiture. This demise is upon the condition that if the Lessee shall fail to pay said rent or any part thereof within twenty (20) days after the same becomes due, whether the same shall or shall not have been legally demanded, or shall fail to observe and perform faithfully any of the covenants herein contained and on the part of the Lessee to be observed and performed and such default shall continue for thirty
(30) days after written notice thereof given to the Lessee, or if the Lessee shall abandon said premise, or if the Lessee then owning this lease shall be adjudicated bankrupt or take any proceedings under the Federal Bankruptcy Act seeking the readjustment, rearrangement, postponement, composition or reduction of its debts, liabilities or obligations or make any assignment for the benefit of creditors, or if this lease or any estate or interest of the Lessee hereunder shall be taken or sold under any process of law, then and in any such case the Lessors may at once re-enter said premises or any part thereof in the name of the whole and, upon or without such entry, at their option, terminate this lease, and may expel and remove from said premises the Lessee and any persons claiming under the Lessee and their effects without being deemed guilty of any trespass or becoming liable for any loss or damage occasioned thereby, all without service of notice or legal process and without prejudice to any other remedy or right of action including summary possession which the Lessors may have for arrears of rent or for any preceding or other breach of contract.

      (D) Mortgages. Lessee may from time to time without further consent of the Lessors assign this lease by way of mortgage to any bank, insurance company or other established lending institution as mortgagee, and the mortgagee may enforce such mortgage and acquire title to the leasehold estate in any lawful way, and pending foreclosure of such mortgage may take possession of and rent said premises, and upon foreclosure thereof may without further consent of the Lessors sell and assign the leasehold estate by assignment in which the assignee shall expressly assume and agree to observe and perform all covenants of the Lessee herein contained, and such assignee may make a purchase money mortgage of this lease to the assignor, provided that upon the execution of any such assignment or mortgage a true copy thereof shall be delivered promptly to the Lessors, and that no other or further assignment of this lease for which any provision hereof requires the written consent of the Lessors shall be made without such consent. The mortgagee shall be liable to perform the obligations of the Lessee hereunder only during such period as it had possession or ownership of the leasehold estate, and the terms, covenants and conditions of this lease shall control in case of any conflict with the provisions of such mortgage. During the continuance in effect of any authorized mortgage of this lease the Lessors will not terminate this lease because of any default on the part of the Lessee to observe or perform any of the covenants or conditions herein contained if the mortgagee, within sixty (60) days after the Lessors have mailed to the mortgagee at its last known address a written notice of intention to terminate this lease for such cause, shall cure such default, if the same can be cured by the payment of money, or if such is not the case, shall undertake in writing to perform all the covenants of this lease capable of performance by the mortgagee until such time as this lease shall be sold upon foreclosure of such mortgage. In case of such undertaking the Lessors will not terminate this lease within such further time as may be required by the mortgagee to complete foreclosure of such mortgage or other remedy thereunder, provided (a) that such remedy is pursued promptly and completed with due diligence, and (b) that all rent and other charges accruing hereunder are paid as the same become due and all other covenants of this lease capable of performance by the Lessee are duly performed; and upon foreclosure sale of this lease the time for performance of any obligations of the Lessee then in default hereunder, other than the payment of money, shall be extended by the time reasonably necessary to complete such performance by due diligence. Any default consisting of the Lessee's failure to discharge promptly any lien, charge or encumbrance against said premises junior in priority to such mortgage shall be deemed to be duly cured if such mortgage shall be foreclosed by appropriate action instituted within said 60-day period and thereafter prosecuted in diligent and timely manner.

      (E) Notices. Any notice or demand to either party hereto provided for or permitted by this lease may be given sufficiently for all purposes in writing delivered personally to such party or any corporate officer thereof, if such party is a corporation, or mailed as registered or certified mail addressed to such party at its address herein specified or its last address given in writing to the other.

      (F) Nonwaiver and Definitions. Acceptance of rent by the Lessors shall not be deemed to be a waiver by them of any breach by the Lessee of any covenant herein contained, nor of the Lessors' right to terminate this lease for breach of covenant. The term "premises" whenever it appears herein includes and shall be deemed or taken to include (except where such meaning would be clearly repugnant to the context) all buildings and improvements now or any time hereafter built on said land hereby demised; the term "Lessors" herein shall include the Lessors, their successors in trust and assigns; and the term "Lessee", or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural, and jointly and severally individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. No approval or consent of the Lessors herein required for any action of the Lessee shall be unreasonably withheld.

      (G) Prior Lease. Physics International Company, by execution hereof, hereby assigns and surrenders to the Lessors as of the commencement of said term hereby demised that certain unrecorded prior lease of the said premises and of the improvements dated October 23, 1979, and all the leasehold estate and interest of the lessee thereunder, and the Lessors hereby accept the foregoing surrender and release the lessee from all further obligations under the said prior lease, subject, however, to all rights under any subsisting mortgage of said prior lease or sublease of all or any part of said premises, made with the written consent of the Lessors, which shall continue in full force and effect in accordance with their respective provisions. Lessee hereby assigns this lease as security under every such mortgage hereinbefore specified in substitution for said prior lease, subject to the written consent of the mortgagee thereof, with the same lien and effect as though specifically assigned and mortgaged by the same such mortgage.

     IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.


THE CONNECTICUT
   NATIONAL BANK, Trustee


By  [SIG]
  ------------------------------        --------------------------------
                                        D. Hebden Porteus, Trustee

                                        --------------------------------
                                        David M. Haig, Trustee

                                        --------------------------------
                                        Fred C. Weyand, Trustee

                                        --------------------------------
                                        Paul Mullin Ganley, Trustee

                         "Lessee"                              "Lessors"


     PHYSICS INTERNATIONAL COMPANY executes this lease as of the day and year first above written for the limited purpose of assigning and surrendering to Lessors the prior lease, pursuant to Paragraph (G) hereof.


                                        PHYSICS INTERNATIONAL COMPANY


                                        By
                                          -----------------------------
                                          James H. Banister, Jr.
                                          Senior Vice President
                                          Corporate Director of
                                              Administration

                                                         "Prior Lessee"

     IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.


THE CONNECTICUT
   NATIONAL BANK, Trustee


By                                           D. HEBDEN PORTEUS
  ------------------------------        --------------------------------
                                        D. Hebden Porteus, Trustee

                                             DAVID M. HAIG
                                        --------------------------------
                                        David M. Haig, Trustee

                                             FRED C. WEYAND
                                        --------------------------------
                                        Fred C. Weyand, Trustee

                                             PAUL MULLIN GANLEY
                                        --------------------------------
                                        Paul Mullin Ganley, Trustee

                         "Lessee"                              "Lessors"


     PHYSICS INTERNATIONAL COMPANY executes this lease as of the day and year first above written for the limited purpose of assigning and surrendering to Lessors the prior lease, pursuant to Paragraph (G) hereof.


                                        PHYSICS INTERNATIONAL COMPANY


                                        By
                                          -----------------------------
                                          James H. Banister, Jr.
                                          Senior Vice President
                                          Corporate Director of
                                              Administration

                                                         "Prior Lessee"

     IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.


THE CONNECTICUT
   NATIONAL BANK, Trustee


By
  ------------------------------        --------------------------------
                                        D. Hebden Porteus, Trustee

                                        --------------------------------
                                        David M. Haig, Trustee

                                        --------------------------------
                                        Fred C. Weyand, Trustee

                                        --------------------------------
                                        Paul Mullin Ganley, Trustee

                         "Lessee"                              "Lessors"


     PHYSICS INTERNATIONAL COMPANY executes this lease as of the day and year first above written.

                                        PHYSICS INTERNATIONAL COMPANY


                                        By  /s/ JAMES H. BANISTER
                                          -----------------------------
                                          James H. Banister, Jr.
                                          Senior Vice President
                                          Corporate Director of
                                              Administration

                                                         "Prior Lessee"

      These Clarifications and Interpretations are made as of this 29th day of December, 1986 by and between D. Hebden Porteus, David M. Haig, Fred C. Weyand, and Paul Mullen Ganley, Trustees under the Will and of Samuel Mills Damon, deceased (Lessors); The Connecticut National Bank, not individually but solely as Trustee under that certain Trust Agreement dated as of December 29, 1986, among the Trustee and Merced Associates, a Maryland general partnership (Lessee); and Physics International Company, a California corporation ("PI") to clarify and interpret the provisions of the Indenture executed concurrently herewith by Lessors, Lessee and PI.

      The references to paragraph numbers and letters which follow are to the designated paragraphs of the Indenture.

PARAGRAPH 2 - TAXES AND OTHER CHARGES:

      1. Notwithstanding the provisions of paragraph 2, Lessee, at its sole expense may contest taxes, assessments, governmental impositions and the like against the premises, but as a condition of such contest, Lessors shall be provided with copies of all documents filed with any public agency in such contest.

PARAGRAPH 3 - IMPROVEMENTS REQUIRED BY LAW:

      1. Notwithstanding the provisions of paragraph 3, Lessors shall not make for the account of Lessee any improvements to the premises required by law until after written notice from Lessors advising Lessee that the latter has defaulted in making such improvements, and that the Lessors intend to make the improvements for the account of Lessee.

      2. Further, notwithstanding the provisions of paragraph 3, Lessee may at its sole expense contest the action of any public authority in requiring improvements to be made to the premises but as a condition of such contest, Lessors shall be provided copies of all documents filed with any public agency in such contest.

PARAGRAPH 7 - CONSTRUCTION AND BOND:

      1. Notwithstanding the provisions of paragraph 7, it is the intention of the parties that Lessee may construct structures and make additions, alterations and remodeling at a cost up to $50,000.00 without the prior approval of Lessors. Further, Lessors shall respond to a request by Lessee for approval of plans and specifications within 10 working days after receipt of plans and specifications.

PARAGRAPH 8 - INDUSTRIAL OR MERCANTILE USE:

      1. Notwithstanding the provisions of paragraph 8, the premises may be used for any lawful use, other than for a dwelling place.

PARAGRAPH 9 - BOUNDARY SETBACK:

      1. Notwithstanding the provisions of paragraph 9, Lessee need observe only the setback requirements of the City of San Leandro, and of any other public agency having jurisdiction over the premises.

PARAGRAPH 10 - INSURANCE

      1. Notwithstanding the provisions of paragraph 10, any institutional leasehold mortgagee shall be named as an additional insured in policies of fire and casualty insurance. Further, the references to "Hawaii" in the last line of Page 9 and the fifth line of Page 10 shall be to "California".

PARAGRAPH 11 - LESSORS' EXPENSES:

      1. Notwithstanding the provisions of paragraph 11, the prevailing party, whether Lessors or Lessee, in any proceeding for enforcement of the Lease, or for a declaration of rights and duties under the Lease, shall be entitled to recover its costs and expenses, including reasonable attorneys fees.

PARAGRAPH 12 - INDEMNITY:

      1. Notwithstanding the provisions of paragraph 12, the obligations of the Lessee to indemnify and hold Lessors harmless, and to assume the risk of damage to and loss of property, shall not extend to liability, damage, or losses resulting from the negligence or willful misconduct of Lessors.

PARAGRAPH 13 - SURRENDER:

      1. Notwithstanding the provisions of paragraph 13, if (i) Lessee shall have observed and performed all covenants and conditions herein contained and on its part to be observed and performed or (ii) shall have within 60 days after written notice from Lessors cured any default in the observation and performance of such covenants and conditions, then in either such event, the Lessees at the end of the term of this lease shall have the privilege of removing any improvements which have been placed on the premises by Lessee or which have been purchased from Lessors by Lessee except for plant materials in the ground, irrigation systems, and storm or sanitary sewers; provided, however, that if requested by Lessors, Lessee shall remove any plant materials.

      2. It is contemplated and agreed between the parties hereto that the Lessee will issue a ground sublease to PI, that the Lessor will sell the improvements to the Property to Lessee, and that the Lessee will issue a lease of the improvements to PI. Lessor shall give written notice to PI of any default hereunder; PI shall have sixty (60) days after such notice to undertake in writing to assume the Lease, and to cure any defaults thereunder. Failing such assumption and cure by PI, the improvements shall revert to and become the property of Lessor, upon the expiration of sixty (60) days after such notice.

PARAGRAPH (A) - CONDEMNATION:

      1. Notwithstanding the provisions of paragraph (A) Lessors shall pay to Lessee the amount of all compensation and damages awarded for or on account of any improvements placed on the premises by Lessee or any sublessee, and any improvements which have been purchased from Lessors by Lessee or any sublessee; provided, however, that the amount of any payment to Lessee shall be reduced by the amount required to cure any default of Lessees under the Lease.

      2. Further, notwithstanding the provisions of Paragraph (A) if any portion of the demised land shall be taken or condemned thereby rendering the remaining premises impossible of use for the business purposes of Lessee or any sublessee, the Lessee within 90 days thereafter may surrender to the Lessors this Lease, subject to the Lessee's prior removal, at its own expense of all buildings on the remaining demised land, if so required by the Lessors and its restoration of said remaining land to good condition and even grade, and the Lessee, its Sublessees and guarantors shall thereby be relieved of all further obligations. If there is a dispute as to whether a partial taking or condemnation renders the remaining premises impossible for use for the business purposes of Lessee or sublessee, the matter shall be submitted promptly to arbitration before and under the rules of the American Arbitration Association at San

Francisco, California. The decision in arbitration shall not be binding, but the fact of the arbitration, and the testimony, findings and decision in arbitration shall be fully admissible at the instance of any party to any subsequent litigation, or binding arbitration, on the issue of the impossibility of use of the premises.

PARAGRAPH (B) - APPRAISAL:

      1. Notwithstanding the provisions of paragraph (B) the appointment of a third appraiser after failure of the two appraisers appointed by the parties to select the third shall be by any person then sitting as a Judge of the Superior Court of the State of California in and for the County of Alameda, and the person so appointed shall be a member of the American Institute of Real Estate Appraisers who maintains an office in the County of Alameda, Contra Costa, Santa Clara or in the City and County of San Francisco.

PARAGRAPH (C) - FORFEITURE:

      1. Paragraph (c) of the Lease shall be interpreted as if the phrase "in the payment of rent, or the observance and faithful performance of any other covenant of the Lease" were inserted after the word "default" in the fifth line of Paragraph (c).

      2. Further, notwithstanding the provisions of paragraph (C), Lessee shall not be in default for any non-monetary breach of the Indenture, or of these Clarifications and Modifications to the Indenture if the breach is not susceptible of cure within thirty (30) days, unless Lessee fails to commence the cure within thirty (30) days of receipt of Lessors' written notice, and thereafter fails to diligently proceed to cure said breach; provided, however, that the time for cure shall not exceed six (6) months after receipt of Lessor's written notice.

PARAGRAPH (E) - NOTICES:

      1. Notwithstanding the provisions of paragraph (E) a copy of any notice to Lessee shall also be sent to:

Maryland National Leasing Corporation
502 Washington Avenue
Towson, MD 21204
ATTN: Vice President, Operations

Olin Financial Services, Inc.
120 Long Ridge Road
P.O. Box 1355
Stamford, CT 06904
ATTN: Corporate Secretary

Physics International Company
2700 Merced Street
P.O. Box 1538
San Leandro, CA 94577
ATTN: J.H. Banister

SUPPLEMENTAL PROVISIONS:

      1. Notwithstanding the absence of an express provision in the Indenture, Lessors agree to provide Lessee, and any leasehold mortgagee, upon reasonable request, estoppel certificates in the form customarily provided by Lessors. Further, Lessors confirm that the rights of Lessee under the Lease will be superior to the rights of any mortgagee of Lessors' reversionary interest which is later in time than the Lease.

      2. Upon the written demand of the City of San Leandro for the dedication to it for street-widening purposes of a ten foot wide strip of the property running along Merced Street, and totalling approximately 7,187 square feet (the "Property to be Dedicated") Lessee or its subtenant shall have the right to purchase from Lessor, and Lessor shall sell to Lessee or its subtenant, the Property to the be Dedicated, on the following terms and conditions:

            a. Lessee, or its subtenant, shall pay to Lessor the purchase price of thirty thousand and no/100 dollars ($30,000.00) payable in cash at close of escrow.

            b. Lessor shall convey title to the Property to be Dedicated by quit claim deed.

            c. The written demand of the City of San Leandro shall be delivered to Lessor on close of escrow.

            d. Payment of the purchase price, delivery of the city's demand and the quit claim deed shall be consummated by means of an escrow established at a title company chosen by Lessee or its subtenant, Lessee or its subtenant to pay any and all closing costs.

      3. Notwithstanding the absence of an express provision in the Indenture, Lessee may assign the Indenture or sublet the Property without the prior written consent of Lessors, only (a) for a period not extending beyond the initial term of the Ground Sublease to Physics International Company,; (b) if the guaranty of the Ground Sublease by Olin Corporation remains in effect, and (c) the Lessee is not released. Except as expressly provided in the preceding provisions of this Paragraph 3, Lessee shall not assign the Indenture or sublet the Property without the prior written consent of Lessors, which shall not be unreasonably withheld, and which shall be given to such assignment or subletting to any financially responsible party.

      Lessors hereby grant their consent to the exercise of any renewal term of the sublease of Physics International Company, a California corporation.

      4. The foregoing clarifications and interpretations are solely for the sole benefit of Lessee, Olin corporation, a Virginia corporation, and for the benefit of any bank, insurance company or other established lending institution, as mortgagee of the Indenture and for the assignee of such mortgagee expressly assuming and agreeing to observe and perform all of the covenants of Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.


THE CONNECTICUT NATIONAL BANK,          TRUSTEES UNDER THE WILL
Trustee                                 ESTATE OF SAMUEL MILLS
                                        DAMON

By        [SIG]
  ------------------------------        --------------------------------
                                        D. Hebden Porteus

                                        --------------------------------
By        [SIG]                         David M. Haig
  ------------------------------
            "Lessee"                    --------------------------------
                                        Fred C. Weyand

                                        --------------------------------
                                        Paul Mullin Ganley

                                                               "Lessors"

     IN WITNESS WHEREOF the parties hereto have executed these presents as of the day and year first above written.



THE CONNECTICUT NATIONAL BANK,              TRUSTEES UNDER THE WILL
Trustee                                     ESTATE OF SAMUEL MILLS
                                            DAMON

                                            /s/ D. HEBDEN PORTEUS
By __________________________               -----------------------------
                                            D. Hebden Porteus

                                            /s/ DAVID M. HAIG
By __________________________               -----------------------------
                                            David M. Haig
                 "Lessee"
                                            /s/ FRED C. WEYAND
                                            -----------------------------
                                            Fred C. Weyand

                                            /s/ PAUL MULLIN GANLEY
                                            -----------------------------
                                            Paul Mullin Ganley

                                                                "Lessors"

PHYSICS INTERNATIONAL COMPANY


By  /s/ E.T. MOORE, JR.
  -----------------------------
    E.T. Moore, Jr.
    Executive Vice President

Those parcels of land, not including any buildings or improvements, in the City of San Leandro, County of Alameda, State of California, described as follows:


PARCEL 1:

Beginning at a point on the northwestern line of the 66.29 acre tract of land fifthly described in the Decree of Distribution in the Matter of the Estate of Georges LeRoy, deceased, in the Superior Court, Contra Costa County, Probate No. 11478, certified copy of which decree was recorded November 22, 1948, in Book 5660 OR, page 403 (AC/88342), distant thereon north 62 degrees 30' east 631.30 feet from the northeastern line of Merced Street; thence along said line of said 66.92 acre tract, north 62 degrees 30' east 315.65 feet; thence south 27 degrees 30' east 690 feet to the direct extension northeasterly of the northwestern line of the land described as Parcel III in the deed from Oakland Title Insurance Company to Southern Pacific Company, recorded March 23, 1954, in Book 7278 OR, page 297, (AJ/23953); thence along said direct extension south 62 degrees 30' west 315.65 feet to the most northern corner of said Parcel III in the last mentioned deed; and thence north 27 degrees 30' west
690 feet to the point of beginning.

PARCEL 2:

Portion of the 66.92 acre tract of land fifthly described in the Decree of Distribution in the Matter of the Estate of Georges LeRoy, deceased, in the Superior Court of Contra Costa County, Probate No. 11478, a certified copy of which decree was recorded November 22, 1948, in Book 5660 OR, page 403 (AC/88342), described as follows:

Beginning at the intersection of the northeastern line of Merced Street, 60 feet wide, with the northwestern line of said 66.92 acre tract, thence along the northwestern line of said 66.92 acre tract north 62 degrees 30' east 631.30 feet; thence south 27 degrees 30' east 690 feet; thence south 62 degrees 30' west 631.30 feet to said line of Merced Street; thence along the last named line north 27 degrees 30' west 690 feet to the point of beginning.

Excepting therefrom that portion quitclaimed to the City of San Leandro by instrument recorded October 10, 1957, Book 8490 OR, page 595, (AM/100857).



                                   Schedule A

                                                                      EXHIBIT __

                                GROUND SUBLEASE

     THIS AGREEMENT is made as of the 29th day of December, 1986, by and between The Connecticut National Bank, not individually but solely in its capacity as trustee (the "Trustee") under that certain trust agreement as of December 29, 1986 among Merced Associates, a Maryland general partnership and the Trustee, hereinafter referred to as "Landlord", and Physics International Company, a California corporation, hereinafter referred to as "Tenant".

     A. Landlord, as lessee, entered into an indenture (the "Ground Lease") with D. Hebden Porteus, David M. Haig, Fred C. Weyand and Paul Mullin Ganley, Trustees under the Will and Estate of Samuel Mills Damon, decreased, as lessors, dated as of December 29, 1986, leasing the land at 2700 Merced Street, San Leandro, California, (the "Property") exclusive of any improvements now or hereafter located on the premises. The Property is more particularly described in Exhibit A-1 and incorporated herein, and a copy of the Ground Lease is attached hereto as Exhibit A-2, and hereby incorporated herein.

     B.   The parties hereto desire that Landlord sublet the Property to Tenant.

     NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

     1. Lease of Property. Landlord hereby leases to Tenant the Property for a term of 20 years beginning on January 1, 1987 and ending on December 31, 2006, unless sooner terminated in accordance herewith.

     2. Renewal Term. Tenant shall have the option to extend the original term of this Ground Sublease for two (2) consecutive renewal terms of ten (10) years each on the terms and conditions contained herein. Tenant shall exercise each of such options by providing written notice of its exercise of such option to Landlord not less than one hundred eighty (180) days prior to the expiration of the original term, or the renewal term then in effect; provided, however, that the exercise of each such option shall be subject to the conditions that:

          (i) Tenant is not in default under any provision of this Ground Sublease on the date of exercise of such option or on the date of commencement of the renewal term;

          (ii) Tenant shall be and shall have been in possession and occupancy of the Property at all times since the effective date of this Ground Sublease; and

          (iii) Tenant simultaneously exercises its option to renew the Facility Lease between Landlord and Tenant of even date herewith (the "Facility Lease").

     3. Rental Amount. Rent for the original term of this Lease, and for any renewal term, shall be the rent for said term reserved to the Landlord under the Ground Lease. Tenant shall pay said rent to Landlord at its office at 777 Main Street, Hartford, Connecticut 06115, or at such other place as shall be designated in writing by the Landlord, in the amount and at the times and in the manner as provided in the Ground Lease, without any deduction or setoff and without any notice or demand.

     4. Assignment or Subletting. During the initial term of this Ground Sublease, Tenant shall have the right, upon sixty (60) days prior written notice to Landlord, to assign this Ground Sublease, in whole or in part, to sublet the Property, or any part or portion thereof for a term not to exceed the initial term of this Ground Sublease. Notwithstanding any such assignment or subletting, Tenant shall not be relieved of any liability under this Ground Sublease. Additionally, no party other than Tenant may exercise the renewal options set forth in Section 2 above, unless Olin Corporation ("Guarantor") provides Landlord with a Guaranty Agreement satisfactory to Landlord, guarantying payment and performance of such party's obligations to Landlord during any renewal term.

     Notwithstanding the above paragraph, (i) Tenant may not assign this Ground Sublease during its initial term unless concurrently therewith, Tenant also assigns the Facility Lease to the same party for the same term; and

(ii) Tenant may not sublet the Property unless concurrently therewith, Tenant also sublets the improvements to the Property to the same party for the same term.

     During any renewal term of this Ground Sublease, Tenant may sublet the Property or assign this Ground Sublease upon the prior written consent of Landlord, which shall be granted to any financially responsible sublessee or assignee.

     5. Additional Rent. If Landlord shall pay additional rent or any other sums pursuant to the provisions of the Ground Lease, Tenant shall be liable to repay to Landlord 100% of such additional rent or other sums. Any rent or other sums payable by Tenant under this article shall be additional rent and payable promptly upon Landlord's demand.

     6. Subordination to Prime Lease. This Ground Sublease is subject to and subordinate to the Ground Lease. Except as is plainly inconsistent with the express terms hereof, all the terms, covenants and conditions in the Ground Lease shall be applicable to this Ground Sublease with the same force and effect as if Landlord were the lessor under the Ground Lease and Tenant were the lessee thereunder and the Tenant shall perform each such term, covenant and condition and shall owe to Landlord each such duty as is required to be performed by lessee or owed by lessee to lessor under the Ground Lease and Landlord shall have all rights against Tenant as lessor has against lessee under the Ground Lease. In the event of any breach hereof or of the Ground Lease by Tenant, Tenant shall be in default under this Ground Sublease and Landlord shall have all the rights against Tenant as would be available to the lessor against the lessee under the Ground Lease if such breach were by the lessee thereunder.

     7. Cross Default. It shall constitute a default by Tenant if the Tenant or Guarantor is in default under the terms of any document, paper or agreement with Landlord or to which Landlord is a party, including but not limited to the following documents executed of even date herewith: the Purchase and Ground Lease Agreement among the Damon Estate, Landlord and Tenant; the Purchase and Assignment Agreement among Landlord, Tenant and Merced Associates, a Maryland general partnership; the Agreement of Guaranty Nos. 1 and 2 between Guarantor and Landlord; and the Facility Lease.

     8. Indemnification. Tenant shall neither do nor permit anything to be done which would cause the Ground Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the lessor under the Ground Lease, and Tenant shall indemnify and hold Landlord (in its individual and trust capacity) harmless from and against all claims of any kind whatsoever by reason of any breach or default on the part of Tenant of the terms of the Ground Lease or of this Ground Sublease.

The duty of Tenant to indemnify Landlord shall extend to and include the performance of every duty imposed on Landlord, as lessee, to indemnify and hold harmless lessors by the Ground Lease, which provides as follows:

          Lessee will indemnify and hold the Lessors harmless from and against all claims and demands for loss or damage, including property damage, personal injury and wrongful death, arising out of or in connection with the use or occupancy of said premises by the Lessee or any other person claiming by, through or under the Lessee, or any accident or fire on said premises or any adjacent sidewalk or any nuisance made or suffered thereon, or any failure by the Lessee to keep said premises or sidewalk in a safe condition, and will reimburse the Lessors for all their costs and expenses including reasonable attorneys' fees incurred in connection with the defense of any such claims, and will hold all goods, materials, furniture, fixtures, equipment, machinery and other property on said premises at the sole risk of the Lessee and hold the Lessors harmless from liability for loss or damage thereto by any cause whatsoever, and will indemnify and hold the Lessors harmless from and against all loss, costs and expenses, including reasonable attorneys' fees with respect to any attachment, judgment, lien, charge or encumbrance whatsoever against said premises made or suffered by the Lessee.


          Notwithstanding the provisions of ... [the above paragraph], the obligations of the Lessee to indemnify and hold Lessors harmless, and to assume the risk of damage to the loss of property, shall not extend to liability, damage or losses resulting from the negligence or willful misconduct of Lessors.

          9. Memorandum of Sublease. Tenant agrees that it will, upon Landlord's request, execute, acknowledge and deliver to Landlord a memorandum of this Ground Sublease in a form suitable for recording under applicable law. Such recordation shall be at Tenant's expense.

          10.  Notice.   Any notice required or permitted by or in connection
with this Ground Sublease shall be in writing and made by hand delivery or overnight delivery service or by certified mail, return receipt requested, postage prepaid, addressed to the respective parties at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by any party, and shall be considered given as of the date of hand delivery or as of one (1) day after sending overnight delivery service or three (3) days after the date of mailing, independent of the date of delivery, as the case may be:


               If to Tenant:            Physics International Company
                                        2700 Merced Street
                                        P.O. Box 1538
                                        San Leandro, CA 94577
                                        Attn: J.H. Banister, Jr.

               If to Landlord:          The Connecticut National Bank
                                        777 Main Street
                                        Hartford, CT 06115
                                        ATTN: Bond and Trustee
                                           Administration

               Copy to:                 Maryland National Leasing
                                          Corporation
                                        502 Washington Avenue
                                        Towson, MD 21204
                                        ATTN: Vice-President
                                            Operations


               Copy to:            Olin Financial Services
                                   120 Long Ridge Road
                                   Stamford, CT 06904
                                   ATTN: Corporate Secretary

               Copy to:            Alan J. Mogol, Esq.
                                   Ober, Kaler, Grimes & Shriver
                                   1600 Maryland National Bank
                                      Building
                                   10 Light Street
                                   Baltimore, MD 21202


     11. Merger. All prior understandings and agreements between the parties with respect to the subject matter hereof are merged within this Ground Sublease, which alone and completely sets forth the understanding of the parties and this Ground Sublease may not be changed or terminated orally or in any manner other than by an agreement in writing signed by all parties.

     12. Binding Effect. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, Tenant and their respective successors and assigns.

     13. Applicability of California Law. The laws of the State of California shall govern the rights and obligations of the parties to this Ground Sublease and the interpretation, construction and enforceability hereof and any and all issues relating to the transactions contemplated in this Ground Sublease.

     14. Remedies Cumulative. All of the Landlord's rights and remedies hereunder shall be cumulative and supplemental to Landlord's rights and remedies under the

Facility Lease and Purchase and Assignment Agreement of even date herewith.

     IN WITNESS WHEREOF, the parties hereto have executed this Ground Sublease on the day and year first written above.



WITNESS/ATTEST:               LANDLORD:
                              THE CONNECTICUT NATIONAL BANK,
                              not individually but solely in
                              its capacity as Trustee

________________________      By:__________________________(SEAL)


                              TENANT:
                              PHYSICS INTERNATIONAL COMPANY


________________________      By:__________________________(SEAL)
                                   James H. Banister, Jr.
                                   Senior Vice President
                                   Corporate Director of
                                   Administration

                                ACKNOWLEDGEMENTS

STATE OF ______________________, CITY OF ___________________________ TO WIT:

     I HEREBY CERTIFY that on this _______ day of December, 1986, before the subscriber, a Notary Public of the State and subdivision aforesaid, personally appeared _________________, who acknowledged ____________ self to be the _______________ of THE CONNECTICUT NATIONAL BANK, not individually but solely in its capacity as trustee, and that _____________ he as such __________________, being so authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Trustee by ______ self as _____________ in my presence.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                   ____________________________________
                                   Notary Public

My Commission Expires:


STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF _________   )


     On _____________________, 19___, before me the undersigned a Notary Public, in and for said State, personally appeared _________________ known to me to be the ______________ President of the corporation that executed the within instrument, and also known to me to be the persons who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the same, and further acknowledged to me that such corporation executed the instrument pursuant to its by-laws or a resolution of its Board of Directors.



                                   _________________________________________
                                   Notary Public


My Commission Expires:

Those parcels of land, not including any buildings or improvements, in the City of San Leandro, County of Alameda, State of California, described as follows:

PARCEL 1:

Beginning at a point on the northwestern line of the 66.29 acre tract of land fifthly described in the Decree of Distribution in the Matter of the Estate of Georges LeRoy, deceased, in the Superior Court, Contra Costa County, Probate No. 11478, certified copy of which decree was recorded November 22, 1948, in Book 5660 OR, page 403 (AC/88342), distant thereon north 62 degrees 30' east 631.30 feet from the northeastern line of Merced Street; thence along said line of said
66.92 acre tract, north 62 degrees 30' east 315.65 feet; thence south 27 degrees 30' east 690 feet to the direct extension northeasterly of the northwestern line of the land described as Parcel III in the deed from Oakland Title Insurance Company to Southern Pacific Company, recorded March 23, 1954, in Book 7278 OR, page 297, (AJ/23953); thence along said direct extension south 62 degrees 30' west 315.65 feet to the most northern corner of said Parcel III in the last mentioned deed; and thence north 27 degrees 30' west 690 feet to the point of beginning.

PARCEL 2:

Portion of the 66.92 acre tract of land fifthly described in the Decree of Distribution in the Matter of the Estate of Georges LeRoy, deceased, in the Superior Court of Contra Costa County, Probate No. 11478, a certified copy of which decree was recorded November 22, 1948, in Book 5660 OR, page 403 (AC/88342), described as follows:

Beginning at the intersection of the northeastern line of Merced Street, 60 feet wide, with the northwestern line of said 66.92 acre tract, thence along the northwestern line of said 66.92 acre tract north 62 degrees 30' east 631.30 feet; thence south 27 degrees 30' east 690 feet; thence south 62 degrees 30' west 631.30 feet to said line of Merced Street; thence along the last named line north 27 degrees 30' west 690 feet to the point of beginning.

Exception therefrom that portion quitclaimed to the City of San Leandro by instrument recorded October 10, 1957, Book 8490 OR, page 595, (AM/100857)



                                  Exhibit A-1